Exhibit 99.B(h)(7)(D)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

ING FUNDS TRUST

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)

ING American Funds Asset Allocation Portfolio(1)

ING American Funds Bond Portfolio(1)

ING American Funds Growth Portfolio(1)

ING American Funds Growth-Income Portfolio(1)

ING American Funds International Portfolio(1)

ING American Funds World Allocation Portfolio

ING Artio Foreign Portfolio(1)

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING BlackRock Large Cap Value Portfolio(1)

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio(1)

ING Disciplined Small Cap Value Portfolio

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Diversified Mid Cap Portfolio(1)

ING Focus 5 Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio(1)

ING Franklin Templeton Founding Strategy Portfolio

ING Global Resources Portfolio(1)

ING Goldman Sachs Commodity Strategy Portfolio

ING Growth and Income Portfolio II

ING Index Plus International Equity Portfolio

ING International Growth Opportunities Portfolio(1)

ING Janus Contrarian Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio

ING LifeStyle Aggressive Growth Portfolio

ING LifeStyle Conservative Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING LifeStyle Growth Portfolio	ING Foreign Fund
ING LifeStyle Moderate Growth Portfolio	ING Global Bond Fund
ING LifeStyle Moderate Portfolio	ING Global Equity Dividend Fund
ING Limited Maturity Bond Portfolio(1)	ING Global Natural Resources Fund
ING Liquid Assets Portfolio(1)	ING Global Real Estate Fund
ING Lord Abbett Affiliated Portfolio(1)	ING Global Value Choice Fund
ING Marsico Growth Portfolio(1)	ING Greater China Fund
ING Marsico International Opportunities Portfolio	ING Index Plus International Equity Fund
ING MFS Total Return Portfolio(1)	ING International Capital Appreciation Fund
ING MFS Utilities Portfolio	ING International Equity Dividend Fund
ING Multi-Manager International Small Cap Portfolio	ING International Growth Opportunities Fund
ING Oppenheimer Active Asset Allocation Portofolio	ING International Real Estate Fund
ING Oppenheimer Main Street Portfolio®(1)	ING International SmallCap Multi-Manager Fund
ING PIMCO Total Return Bond Portfolio(1)	ING International Value Choice Fund
ING PIMCO High Yield Portfolio(1)	ING Russia Fund
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio(1)	ING PARTNERS, INC.
ING Pioneer Mid Cap Value Portfolio(1)	ING American Century Large Company Value Portfolio
ING Retirement Conservative Portfolio	ING American Century Small-Mid Cap Value Portfolio
ING Retirement Growth Portfolio	ING Baron Asset Portfolio
ING Retirement Moderate Growth Portfolio	ING Baron Small Cap Growth Portfolio
ING Retirement Moderate Portfolio	ING Columbia Small Cap Value Portfolio
ING Stock Index Portfolio(1)	ING Davis New York Venture Portfolio
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING Fidelity® VIP Equity-Income Portfolio
ING Templeton Global Growth Portfolio(1)	ING Fidelity® VIP Growth Portfolio
ING Van Kampen Capital Growth Portfolio(1)	ING Fidelity® VIP Mid Cap Portfolio
ING Van Kampen Global Franchise Portfolio(1)	ING Index Solution 2015 Portfolio
ING Van Kampen Global Tactical Asset Allocation Portfolio	ING Index Solution 2025 Portfolio
ING Van Kampen Growth and Income Portfolio(1)	ING Index Solution 2035 Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio	ING Index Solution 2045 Portfolio
ING Index Solution 2055 Portfolio
ING MAYFLOWER TRUST	ING Index Solution Income Portfolio
ING International Value Fund	ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING MUTUAL FUNDS	ING Neuberger Berman Partners Portfolio
ING Asia-Pacific Real Estate Fund	ING Oppenheimer Global Portfolio
ING Disciplined International SmallCap Fund	ING Oppenheimer Strategic Income Portfolio
ING Diversified International Fund	ING PIMCO Total Return Portfolio
ING Emerging Countries Fund	ING Pioneer High Yield Portfolio
ING Emerging Markets Fixed Income Fund
ING European Real Estate Fund

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

ING Solution Growth and Income Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund

ING SPorts International Fixed Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 4

ING GET U.S. Core Portfolio - Series 5

ING GET U.S. Core Portfolio - Series 6

ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING GET U.S. Core Portfolio - Series 9

ING GET U.S. Core Portfolio - Series 10

ING GET U.S. Core Portfolio - Series 11

ING GET U.S. Core Portfolio - Series 12

ING GET U.S. Core Portfolio - Series 13

ING GET U.S. Core Portfolio - Series 14

ING VARIABLE PRODUCTS TRUST

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

ING SERIES FUND, INC.

Brokerage Cash Reserves

ING Alternative Beta Fund

ING Balanced Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING Money Market Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING Tactical Asset Allocation Fund

ING U.S. Government Money Market Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING BlackRock Science and Technology Opportunities Portfolio

ING Global Equity Option Portfolio

ING Hang Seng Index Portfolio

ING Index Plus LargeCap Portfolio

ING Index Plus MidCap Portfolio

ING Index Plus SmallCap Portfolio

ING International Index Portfolio

ING Morningstar® U.S. GrowthSM Index Portfolio

ING Opportunistic Large Cap Growth Portfolio

ING Opportunistic Large Cap Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Russell™ Global Large Cap Index 75% Portfolio

ING Russell™ Large Cap Index Portfolio

ING Russell™ Mid Cap Index Portfolio

ING Russell™ Small Cap Index Portfolio

ING Russell Large Cap Growth Index Portfolio

ING Russell Large Cap Value Index Portfolio

ING Russell Mid Cap Growth Index Portfolio

ING Russell Small Cap Value Index Portfolio

ING Small Company Portfolio

ING U.S. Bond Index Portfolio

ING U.S. Government Money Market Portfolio

ING WisdomTreesm Global High-Yielding Equity Index Portfolio

ING BALANCED PORTFOLIO

ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.